Exhibit 99.2

Supplemental Operating and Financial Data

Fourth Quarter and Year Ended December 31, 2009

Entertainment Properties Trust

Supplemental Operating and Financial Data

Fourth Quarter and Year Ended December 31, 2009

CAUTIONARY STATEMENT CONCERNING FORWARD LOOKING STATEMENTS

With the exception of historical information, certain information contained or incorporated by reference herein constitutes forward-looking statements as such term is defined in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The forward-looking statements may refer to our financial condition, results of operations, plans, objectives, acquisition or disposition of properties, future expenditures for development projects, capital resources, future financial performance and business. Forward-looking statements are not guarantees of performance. They involve numerous risks, uncertainties and assumptions. Our future results, financial condition and business may differ materially from those expressed in these forward-looking statements. In addition, references to our budgeted amounts are forward looking statements. These forward-looking statements represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Many of the factors that will determine these items are beyond our ability to control or predict. For further discussion of these factors see “Risk Factors” in our most recent annual report on Form 10-K and, to the extent applicable, in our quarterly reports on Form 10-Q.

For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date indicated herein or the date of any document incorporated by reference herein. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances after the date hereof.

DEFINITIONS

See pages 28 and 29 for definitions of certain non-GAAP financial measures used in this document.

Entertainment Properties Trust

Company Profile

The Company

Entertainment Properties Trust (“EPR” or the “Company”) is a self administered and self-managed real estate investment trust. EPR was formed in August 1997 as a Maryland real estate investment trust (“REIT”), and an initial public offering was completed on November 18, 1997. Since that time the Company has grown into one of the pre-eminent owners of entertainment-based real estate.

Company Strategy

EPR’s primary business objective is to enhance shareholder value by achieving predictable and increasing Funds from Operations (“FFO”) and dividends per share through the acquisition, development and financing of high-quality properties which meet our Five Star Investment Strategy. As a part of our growth strategies, we will consider acquiring or developing additional megaplex theatre properties, and acquiring or developing entertainment, entertainment-related, recreational or specialty properties. We will also consider developing or acquiring additional entertainment retail centers. We may also pursue opportunities to provide mortgage financing for these same property types in certain situations. In executing our growth strategies, we will employ moderate leverage. We have historically paid out approximately 75% of our FFO in the form of quarterly dividends. This allows investors to realize a portion of their returns on a current basis.

Five Star Investment Strategy

Our investments are evaluated against the following five criteria:

Inflection Opportunity: A generational renewal or restructuring change in an industry’s properties that creates an opportunity for insightful capital.

Enduring Value: Investment in real estate devoted to and improving upon long-lived activities.

Excellent Execution: Premium locations and investment executions that lead to market-dominant performance and create credit beyond the particular tenant.

Attractive Economics: Accretive initial returns along with growth in yield over the life of our investments in categories of meaningful size.

Advantageous Position: Sustainable competitive advantages based on knowledge, relationships or access to key investment elements.

Entertainment Properties Trust

Investor Information

Senior Management

David Brain	Greg Silvers
President and Chief Executive Officer	Vice President and Chief Operating Officer

Mark Peterson	Jerry Earnest
Vice President and Chief Financial Officer	Vice President and Chief Investment Officer

Mike Hirons
Vice President, Finance

Company Information

Corporate Headquarters	Trading Symbols
30 West Pershing Road, Suite 201	Common Stock:
Kansas City, MO 64108	EPR
888-EPR-REIT	Preferred Stock:
www.eprkc.com	EPR-PrB
EPR-PrC
Stock Exchange Lisiting	EPR-PrD
New York Stock Exchange	EPR-PrE

Equity Research Coverage

J.P. Morgan	Anthony Palone	212-622-6682
RBC Capital Markets	Richard Moore	440-715-2646
Citi Global Markets	Michael Bilerman/Gregory Schweitzer	212-816-4471
Keybanc Capital Markets	Jordan Sadler	917-368-2280
FBR Capital Markets & Co.	Gabe Poggi	703-469-1141
BMO Capital Markets	Paul Adornato	212-885-4170
Kansas City Capital	Johnathan Braatz	816-932-8019
Janney Montgomery Scott	Andrew DiZio	215-665-6439

Entertainment Properties Trust is followed by the analysts identified above. Please note that any opinions, estimates, forecasts or recommendations regarding Entertainment Properties Trust’s performance made by these analysts are theirs alone and do not represent opinions, estimates, forecasts or recommendations of Entertainment Properties Trust or its management. Entertainment Properties Trust does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

Entertainment Properties Trust

Selected Financial Information

(Unaudited, dollars and shares in thousands)

	Three Months Ended December 31,		Year Ended December 31,
Operating Information	2009	2008	2009	2008
Revenue from continuing operations	$69,268	$76,997	$270,811	$286,140
Net income (loss) available to common shareholders of Entertainment
Properties Trust	6,715	27,834	(22,199)	101,710

Earnings before interest, taxes, depreciation and amortization
(EBITDA) (1)	42,921	64,766	107,751	240,348
Adjusted EBITDA (1)	57,640	65,358	224,184	241,976
Interest expense, net	18,441	18,834	72,715	70,951
Recurring principal payments	6,595	6,161	25,174	23,331
Capitalized interest	83	194	600	797
Straight-lined rental revenue	696	942	2,483	3,851
Dividends declared on preferred shares	7,550	7,551	30,206	28,266
Dividends declared on common shares	27,880	27,377	97,073	104,421
General and administrative expense	3,373	4,253	15,177	15,286

	December 31,
Balance Sheet Information	2009	2008
Real estate investments before depreciation	2,113,267	1,949,104
Total assets	2,680,732	2,633,925
Unencumbered real estate assets (2)
Number	45	26
Gross book value	399,439	223,160
Annualized stabilized NOI	39,471	24,899

Total debt	1,141,423	1,262,368
Equity	1,467,957	1,292,651
Common shares outstanding	42,872	32,874
Total market capitalization (using EOP closing price)	3,069,783	2,658,265
Debt/total assets	43%	48%
Debt/total market capitalization	37%	47%
Debt/total assets (undepreciated)	39%	44%
Debt/Adjusted EBITDA	5.09	5.22

(1)	See pages 28 and 29 for definitions.
(2)	Excludes property under development and undeveloped land.

Entertainment Properties Trust

Selected Balance Sheet Information

(Unaudited, dollars in thousands)

	4th Quarter 2009	3rd Quarter 2009	2nd Quarter 2009	1st Quarter 2009	4th Quarter 2008	3rd Quarter 2008
Assets
Rental properties:
Megaplex theatres and other retail	$1,883,386	$1,756,539	$1,763,964	$1,735,162	$1,742,433	$1,760,470
Other	229,881	217,022	216,508	215,765	206,671	204,425
Less: accumulated depreciation	(258,638)	(247,425)	(235,472)	(223,503)	(214,078)	(206,136)
Property under development	12,729	20,575	22,847	27,324	30,835	34,985
Mortgage notes receivable (1)
Waterpark	163,298	163,298	162,613	144,915	134,948	126,804
Concord	133,119	133,119	133,119	133,119	134,150	133,119
Toronto Dundas Square Project	90,882	86,878	108,914	100,551	103,289	113,632
Metropolitan ski areas	135,581	134,774	133,986	133,217	132,468	129,737
Other	—	—	—	3,653	3,651	3,643
Investment in a direct financing lease, net	169,850	168,884	167,945	167,003	166,089	162,909
Investment in joint ventures	4,080	2,435	2,457	2,482	2,493	2,412
Cash and cash equivalents	23,138	11,196	16,202	13,504	50,082	11,125
Restricted cash	12,857	15,902	14,551	8,327	11,004	15,366
Accounts receivable, net	33,289	31,714	30,190	32,848	33,405	33,147
Notes receivable (1)	7,204	12,395	43,124	44,396	40,338	40,143
Other assets and intangible assets, net	40,076	46,231	60,629	63,335	56,147	47,701

Total Assets	$2,680,732	$2,553,537	$2,641,577	$2,602,098	$2,633,925	$2,613,482

Liabilities and Equity
Liabilities:
Accounts payable and accrued liabilities	$28,411	$28,608	$27,122	$27,684	$35,665	$18,024
Common dividends payable	27,880	23,748	22,732	22,716	27,377	27,612
Preferred dividends payable	7,552	7,552	7,552	7,552	7,552	7,552
Unearned rents and interest	7,509	12,277	12,836	6,333	8,312	16,127
Line of credit	35,000	73,000	116,000	93,000	149,000	85,000
Long-term debt	1,106,423	1,111,139	1,109,356	1,108,117	1,113,368	1,132,569

Total Liabilities	1,212,775	1,256,324	1,295,598	1,265,402	1,341,274	1,286,884
Equity:
Common stock and additional paid in capital	1,633,554	1,440,437	1,389,520	1,387,926	1,340,135	1,339,155
Preferred stock at par value	167	167	167	167	167	167
Treasury stock	(29,968)	(27,698)	(27,698)	(27,559)	(26,357)	(26,357)
Loans to shareholders	(1,925)	(1,925)	(1,925)	(1,925)	(1,925)	(1,925)
Accumulated other comprehensive income (loss)	18,961	16,985	9,951	(2,202)	(6,169)	27,772
Distributions in excess of net income	(147,927)	(126,760)	(36,170)	(33,593)	(28,417)	(28,876)

Entertainment Properties Trust shareholders’ equity	1,472,862	1,301,206	1,333,845	1,322,814	1,277,434	1,309,936

Noncontrolling interests	(4,905)	(3,993)	12,134	13,882	15,217	16,662
Total Equity	1,467,957	1,297,213	1,345,979	1,336,696	1,292,651	1,326,598

Total Liabilities and equity	$2,680,732	$2,553,537	$2,641,577	$2,602,098	$2,633,925	$2,613,482

(1)	Includes related accrued interest receivable and is net of loan loss reserves.

Entertainment Properties Trust

Selected Operating Data

(Unaudited, dollars in thousands)

	4th Quarter 2009	3rd Quarter 2009	2nd Quarter 2009	1st Quarter 2009	4th Quarter 2008	3rd Quarter 2008
Rental revenue and tenant reimbursements:
Theatres	$41,521	$40,912	$40,158	$40,045	$39,882	$40,410
Other retail	11,053	10,910	10,266	10,700	11,563	12,400
Vineyards and wineries	4,194	3,898	4,031	3,989	4,395	4,270
Metropolitan ski areas	312	311	310	312	308	308
Mortgage and other financing income:
Public charter schools (1)	5,203	5,293	5,031	5,003	5,009	4,960
Metropolitan ski areas	3,338	3,317	3,298	3,280	3,246	3,127
Waterpark	2,824	2,794	1,497	1,363	2,060	1,810
Concord	—	—	—	—	4,555	1,646
Toronto Dundas Square Project	—	—	—	—	3,834	4,338
Other	242	246	1,398	872	1,122	1,244
Other income	581	441	728	1,140	1,023	460

Total revenue	$69,268	$68,122	$66,717	$66,704	$76,997	$74,973
Property operating expense	7,730	6,708	6,382	8,019	6,827	6,612
Other expense	525	614	854	618	559	430
General and administrative expense	3,373	3,517	4,241	4,046	4,253	3,450
Costs associated with loan refinancing	—	—	117	—	—	—
Interest expense, net	18,441	19,355	17,482	17,437	18,834	17,689
Depreciation and amortization	11,336	11,921	11,834	12,629	11,646	11,170
Transaction costs	3,165	40	37	79	592	268
Provision for loan losses	5,197	65,757	—	—	—	—
Impairment charges	6,357	35,801	—	—	—	—
Equity in income from joint ventures	222	229	225	219	219	216

Income (loss) from continuing operations	$13,366	$(75,362)	$25,995	$24,095	$34,505	$35,570
Income from discontinued operations	—	—	—	—	—	—

Net income (loss)	$13,366	$(75,362)	$25,995	$24,095	$34,505	$35,570
Add: Net loss attributable to noncontrolling interests	899	16,071	1,709	1,234	880	488
Preferred dividend requirements	(7,550)	(7,552)	(7,552)	(7,552)	(7,551)	(7,552)

Net income (loss) available to common shareholders of Entertainment Properties Trust	$6,715	$(66,843)	$20,152	$17,777	$27,834	$28,506

(1)	Represents income from owned assets under a direct financing lease and one note receivable.

Entertainment Properties Trust

Funds From Operations

(Unaudited, dollars in thousands except per share information)

	4th Quarter 2009	3rd Quarter 2009	2nd Quarter 2009	1st Quarter 2009	4th Quarter 2008	3rd Quarter 2008
Funds From Operations (“FFO”) (1):
Net income (loss) available to common shareholders of Entertainment Properties Trust	$6,715	$(66,843)	$20,152	$17,777	$27,834	$28,506
Real estate depreciation and amortization	11,143	11,728	11,642	12,434	11,454	10,958
Allocated share of joint venture depreciation	66	66	66	65	65	64
Noncontrolling interest	(956)	(16,118)	(1,746)	(1,323)	(958)	(604)

FFO available to common shareholders of Entertainment Properties Trust	$16,968	$(71,167)	$30,114	$28,953	$38,395	$38,924

FFO available to common shareholders of Entertainment Properties Trust	16,968	(71,167)	30,114	28,953	38,395	38,924
Preferred dividends for Series C	—	—	—	—	1,940	1,941

Diluted FFO available to common shareholders of Entertainment Properties Trust	$16,968	$(71,167)	$30,114	$28,953	$40,335	$40,865

FFO per common share attributable to Entertainment Properties Trust:
Basic	$0.43	$(2.01)	$0.86	$0.84	$1.17	$1.22
Diluted	0.43	(2.01)	0.86	0.84	1.15	1.19
Shares used for computation (in thousands):
Basic	39,641	35,445	34,970	34,363	32,873	32,033
Diluted	39,901	35,445	34,992	34,363	34,937	34,284
Weighted average shares outstanding-diluted EPS (in thousands)	39,901	35,445	34,992	34,363	33,008	32,365
Effect of dilutive Series C preferred shares	—	—	—	—	1,929	1,919

Adjusted weighted average shares outstanding-diluted (in thousands)	39,901	35,445	34,992	34,363	34,937	34,284

(1)	See pages 28 and 29 for definitions.

Entertainment Properties Trust

Adjusted Funds From Operations

(Unaudited, dollars in thousands except per share information)

	4th Quarter 2009	3rd Quarter 2009	2nd Quarter 2009	1st Quarter 2009	4th Quarter 2008	3rd Quarter 2008
Adjusted Funds from Operations (“AFFO”) (1):
Diluted FFO available to common shareholders of Entertainment Properties Trust	$16,968	$(71,167)	$30,114	$28,953	$40,335	$40,865
Adjustments:
Non-cash impairment charges and provision for loan losses	11,554	101,558	—	—	—	—
Transaction costs	3,165	40	37	79	592	268
Non-real estate depreciation and amortization	190	196	191	196	191	215
Deferred financing fees amortization	1,111	1,103	693	756	888	780
Costs associated with loan refinancing	—	—	117	—	—	—
Share-based compensation expense to management and trustees	1,069	1,083	1,078	1,077	990	988
Maintenance capital expenditures (2)	(108)	(304)	(526)	(574)	(848)	(1,494)
Straight-lined rental revenue	(696)	(642)	(584)	(561)	(942)	(1,016)

Non-cash portion of mortgage and other financing income	(1,855)	(1,807)	(1,791)	(1,744)	(7,047)	(6,435)

AFFO available to common shareholders of Entertainment Properties Trust	$31,398	$30,060	$29,329	$28,182	$34,159	$34,171

Weighted average shares outstanding-diluted FFO	39,901	35,445	34,992	34,363	34,937	34,284
Other common stock equivalents excluded due to loss	—	230	—	—	—	—

Weighted average shares outstanding-diluted AFFO	39,901	35,675	34,992	34,363	34,937	34,284

AFFO per diluted common share	$0.79	$0.84	$0.84	$0.82	$0.98	$1.00

Dividends declared per common share	$0.65	$0.65	$0.65	$0.65	$0.84	$0.84

AFFO payout ratio (3)	82%	77%	77%	79%	86%	84%

(1)	See pages 28 and 29 for definitions.
(2)	Includes maintenance capital expenditures and second generation tenant improvements and leasing commisions.
(3)	AFFO payout ratio is calculated by dividing dividends declared per common share by AFFO per diluted common share.

Entertainment Properties Trust

Capital Structure at December 31, 2009

(Unaudited, dollars in thousands)

Consolidated Debt

Principal Payments Due on Long-Term Debt Without Extensions:

	Mortgages(1)			Term Loans/Bond			Credit Facility(4)	Total	Weighted Avg Interest Rate
Year	Amortization	Maturities		Amortization	Maturities
2010	$23,356	$168,750	(2)	$3,945	$—		$—	$196,051	5.75%
2011	23,939	—		3,808	115,500	(3)	35,000	$178,247	5.73%
2012	24,827	65,293		3,078	—		—	$93,198	6.45%
2013	16,885	99,178		3,276	—		—	$119,339	5.81%
2014	21,362	127,666		3,476	—		—	$152,504	6.28%
2015	10,968	90,813		3,684	—		—	$105,465	5.72%
2016	7,076	96,143		3,901	—		—	$107,120	6.04%
2017	3,655	82,299		4,127	3,619		—	$93,700	5.86%
2018	920	12,462		980	61,802		—	$76,164	5.36%
2019	—	—		—	—		—	$—	—
2020	—	—		—	—		—	$—	—
Thereafter	—	9,000		—	10,635		—	$19,635	2.54%

	$132,988	$751,604		$30,275	$191,556		$35,000	$1,141,423	5.83%

Principal Payments Due on Long-Term Debt With Extensions:
	Mortgages (1)			Term Loans/Bond			Credit Facility(4)	Total	Weighted Avg Interest Rate
Year	Amortization	Maturities		Amortization	Maturities

2010	$23,522	$56,250		$3,945	$—		$—	$83,717	5.95%
2011	24,939	—		4,109	—		—	$29,048	5.85%
2012	25,661	175,793		3,978	114,300		35,000	$354,732	5.87%
2013	16,885	99,178		3,276	—		—	$119,339	5.81%
2014	21,362	127,666		3,475	—		—	$152,503	6.28%
2015	10,968	90,813		3,684	—		—	$105,465	5.72%
2016	7,076	96,143		3,901	—		—	$107,120	6.04%
2017	3,655	82,299		4,127	3,619		—	$93,700	5.86%
2018	920	12,462		980	61,802		—	$76,164	5.36%
2019	—	—		—	—		—	$—	—
2020	—	—		—	—		—	$—	—
Thereafter	—	9,000		—	10,635		—	$19,635	2.54%

	$134,988	$749,604		$31,475	$190,356		$35,000	$1,141,423	5.83%

	Balance	Weighted Avg Interest Rate	Weighted Avg Maturity (yrs)
Fixed Rate Secured Debt	$1,032,239	5.92%	5.3
Variable Rate Debt	109,184	5.02%	4.3

Total	$1,141,423	5.83%	5.2

Note: $203.9 million of variable rate debt outstanding at December 31, 2009 has been converted to a fixed rate by interest rate swap agreements and is reflected above as fixed rate secured debt.

(1)	Scheduled amortizations and maturities represent only consolidated debt obligations.
(2)	Includes $112.5 million due at maturity in October 2010 secured by an entertainment retail center in White Plains, New York. This debt is extendable for two to four years based on meeting certain conditions including a minimum net operating income threshold. Absent any improvement in the performance of the asset or resolution of default issues with the minority partner, the Company may elect to surrender the property at the loan’s maturity. Amount is shown in the “Principal Payments Due on Long-Term Debt With Extensions” as if note was extended for two years.
(3)	This maturity is extendable at the Company’s option until October 26, 2012. Amount is shown in the “Principal Payments Due on Long-Term Debt with Extensions” as if this loan was extended to 2012.
(4)	Credit Facility Summary:

Commitment	Balance	Maturity (with extension)	Rate at 12/31/09
$215,000	$35,000	October 2012	5.50%

Note: The facility includes an accordion feature in which the facility can be increased to up to $300 million subject to certain conditions, including lender consent. The facility has a one year extension available at the Company’s option. Amount is shown in the “Principal Payments Due on Long-Term Debt With Extensions” as if this loan was extended to 2012.

Entertainment Propertiest Trust

Capital Structure at December 31, 2009

(Unaudited, dollars in thousands)

Consolidated Debt (continued)

Summary of Long-Term Debt:
	December 31,
	2009	2008
Mortgage note payable, variable rate at LIBOR + 3.50%, (LIBOR floor of 2.50%), due September 10, 2010	$56,250	$56,250
Mortgage note payable, 5.60%, due October 7, 2010, two to four year extension at Company’s option upon meeting certain conditions	113,333	113,917
Revolving variable rate credit facility at LIBOR + 3.50% (LIBOR floor of 2.00%), due October 26, 2011, one year extension available at Company’s option	35,000	149,000
Term loan payable, $114,000 fixed through interest rate swaps at 5.81%, $3,600 at December 31, 2009 at variable rate of LIBOR + 1.75%, due October 26, 2011, one year extension available at Company’s option	117,600	118,800
Mortgage notes payable, 6.57%-6.73%, due October 1, 2012	45,808	47,056
Mortgage note payable, 6.63%, due November 1, 2012	25,608	26,302
Mortgage notes payable, 4.26%-9.01%, due February 10, 2013	119,373	125,424
Mortgage note payable, 6.84%, due March 1, 2014	102,008	91,583
Mortgage note payable, 5.58%, due April 1, 2014	60,671	61,742
Mortgage note payable, 5.56%, due June 5, 2015	33,763	34,311
Mortgage notes payable, 5.77%, due November 6, 2015	72,779	74,443
Mortgage notes payable, 5.84%, due March 6, 2016	40,898	41,798
Mortgage notes payable, 6.37%, due June 30, 2016	29,132	29,712
Mortgage notes payable, 6.10%, due October 1, 2016	26,187	26,716
Mortgage notes payable, 6.02%, due October 6, 2016	19,746	20,149
Mortgage note payable, 6.06%, due March 1, 2017	10,991	11,207
Mortgage note payable, 6.07%, due April 6, 2017	11,310	11,530
Mortgage notes payable, 5.73%-5.95%, due May 1, 2017	52,438	53,494
Mortgage notes payable, 5.86%, due August 1, 2017	26,826	27,352
Term loans payable, $89,898 at December 31, 2009 fixed through interest rate swaps at 5.11%-5.78%, $3,699 at December 31, 2009 at variable rates of LIBOR + 1.75%-2.00%, due December 1, 2017-June 5, 2018	93,597	92,120
Mortgage note payable, 6.19%, due February 1, 2018	16,667	17,133
Mortgage note payable, 7.37%, due July 15, 2018	11,803	12,694
Bond payable, variable rate, due October 1, 2037	10,635	10,635
Mortgage note payable, 5.50%	4,000	4,000
Mortgage note payable, 5.00%	5,000	5,000

Total	$1,141,423	$1,262,368

Entertainment Properties Trust

Capital Structure at December 31, 2009

(Unaudited, dollars in thousands except per share information)

Equity
Security	Shares Issued and Outstanding	Price per share at December 31, 2009	Liquidation Preference	Dividend Rate	Convertible
Common shares	42,872,420	$35.27	N/A	(1)	N/A
Series B	3,200,000	$21.65	$80,000	7.750%	N
Series C	5,400,000	$16.55	$135,000	5.750%	Y
Series D	4,600,000	$20.30	$115,000	7.375%	N
Series E	3,450,000	$24.87	$86,250	9.000%	Y

Calculation of Total Market Capitalization:
Common shares outstanding at December 31, 2009 multiplied by closing price at December 31, 2009				$1,512,110
Aggregate liquidation value of Series B preferred shares				80,000
Aggregate liquidation value of Series C preferred shares				135,000
Aggregate liquidation value of Series D preferred shares				115,000
Aggregate liquidation value of Series E preferred shares				86,250
Total long-term debt at December 31, 2009				1,141,423

Total consolidated market capitalization				$3,069,783

(1) Quarterly dividend declared in the fourth quarter of 2009 was $0.65 per share.

Entertainment Properties Trust

Summary of Ratios

(Unaudited)

	4th Quarter 2009	3rd Quarter 2009	2nd Quarter 2009	1st Quarter 2009	4th Quarter 2008	3rd Quarter 2008
Debt to total assets (book value)	43%	46%	46%	46%	48%	47%
Debt to total market capitalization	37%	42%	52%	55%	47%	35%
Debt to total assets (undepreciated)	39%	42%	43%	43%	44%	43%
Debt to Adjusted EBITDA (1)	5.09	5.11	5.12	4.97	5.24	5.32
Secured debt to secured assets (2)	61%	63%	65%	59%	59%	59%
Unencumbered real estate assets to total real estate assets (3)	17%	12%	12%	11%	11%	10%
Interest coverage ratio (4)	3.1	3.0	3.2	3.1	3.4	3.6
Fixed charge coverage ratio (4)	2.2	2.1	2.2	2.2	2.5	2.5
Debt service coverage ratio (4)	2.3	2.3	2.3	2.3	2.6	2.8
FFO payout ratio (5)	151%	-32%	76%	77%	73%	71%
AFFO payout ratio (6)	82%	77%	77%	79%	86%	84%

(1)	Adjusted EBITDA is for the trailing twelve month period. See pages 28 and 29 for definitions.
(2)	Includes line of credit borrowing base assets.
(3)	Total real estate assets includes rental properties, gross, and direct financing lease, net.
(4)	See page 15 for detailed calculation.
(5)	FFO payout ratio is calculated by dividing dividends declared per common share by FFO per diluted common share.
(6)	AFFO payout ratio is calculated by dividing dividends declared per common share by AFFO per diluted common share.

Entertainment Properties Trust

Calculation of Interest, Fixed Charge and Debt Service Coverage Ratios

(Unaudited, dollars in thousands)

	4th Quarter 2009	3rd Quarter 2009	2nd Quarter 2009	1st Quarter 2009	4th Quarter 2008	3rd Quarter 2008
Interest Coverage Ratio (1):
Net income (loss)	$13,366	$(75,362)	$25,995	$24,095	$34,505	$35,570
Impairment charges	6,357	35,801	—	—	—	—
Provision for loan losses	5,197	65,757	—	—	—	—
Transaction costs	3,165	40	37	79	592	268
Interest expense, gross	18,544	19,441	17,697	17,708	19,163	18,028
Depreciation and amortization	11,336	11,921	11,834	12,629	11,646	11,170
Share-based compensation expense to management and trustees	1,069	1,083	1,078	1,077	990	988
Costs associated with loan refinancing	—	—	117	—	—	—
Interest cost capitalized	(83)	(83)	(208)	(226)	(194)	(275)
Straight-line rental revenue	(696)	(642)	(584)	(561)	(942)	(1,016)
Gain on sale of real estate from discontinued operations	—	—	—	—	—	—

Interest coverage amount	$58,255	$57,956	$55,966	$54,801	$65,760	$64,733

Interest expense, net	$18,441	$19,355	$17,482	$17,437	$18,834	$17,689
Interest income	20	3	7	45	135	64
Interest cost capitalized	83	83	208	226	194	275

Interest expense, gross	$18,544	$19,441	$17,697	$17,708	$19,163	$18,028

Interest coverage ratio	3.1	3.0	3.2	3.1	3.4	3.6

Fixed Charge Coverage Ratio (1):
Interest coverage amount	$58,255	$57,956	$55,966	$54,801	$65,760	$64,733
Interest expense, gross	18,544	19,441	17,697	17,708	19,163	18,028
Preferred share dividends	7,550	7,552	7,552	7,552	7,551	7,552

Fixed charges	$26,094	$26,993	$25,249	$25,260	$26,714	$25,580
Fixed charge coverage ratio	2.2	2.1	2.2	2.2	2.5	2.5

Debt Service Coverage Ratio (1):
Interest coverage amount	$58,255	$57,956	$55,966	$54,801	$65,760	$64,733
Interest expense, gross	18,544	19,441	17,697	17,708	19,163	18,028
Recurring principal payments	6,595	6,295	6,160	6,124	6,161	5,133

Debt service	$25,139	$25,736	$23,857	$23,832	$25,324	$23,161

Debt service coverage ratio	2.3	2.3	2.3	2.3	2.6	2.8

(1) See pages 28 and 29 for definitions.

Entertainment Properties Trust

Reconciliation of Interest Coverage Amount to Net Cash Provided by Operating Activities

(Unaudited, dollars in thousands)

The interest coverage amount per the table on the previous page is a non-GAAP financial measure and should not be considered an alternative to any GAAP liquidity measures. It is most directly comparable to the GAAP liquidity measure, “Net cash provided by operating activities,” and is not directly comparable to the GAAP liquidity measures, “Net cash used in investing activities” and “Net cash provided by financing activities.” The interest coverage amount can be reconciled to “Net cash provided by operating activities” per the consolidated statements of cash flows as follows:

	4th Quarter 2009	3rd Quarter 2009	2nd Quarter 2009	1st Quarter 2009	4th Quarter 2008	3rd Quarter 2008
Net cash provided by operating activities	$35,951	$35,849	$41,696	$35,321	$35,879	$46,874

Equity in income from joint ventures	222	229	225	219	219	216
Distributions from joint ventures	(243)	(250)	(250)	(243)	(245)	(240)
Amortization of deferred financing costs	(1,111)	(1,103)	(693)	(756)	(888)	(780)
Increase in mortgage notes accrued interest receivable	808	272	647	(403)	4,949	5,735
Decrease in restricted cash	1,463	818	(1,125)	(1,008)	1,510	(48)
Decrease (increase) in accounts receivable	1,394	989	(4,084)	118	1,394	(737)
Decrease (increase) in notes and accrued interest receivable	5	21	(272)	(284)	195	(713)
Increase in direct financing lease receivable	967	939	942	914	922	877
Increase in other assets	(1,090)	(248)	2,286	2,523	(822)	737
Decrease in accounts payable and accrued liabilities	(1,073)	939	(701)	731	1,983	2
Decrease in unearned rents	32	745	353	669	2,045	(4,195)
Straight-line rental revenue	(696)	(642)	(584)	(561)	(942)	(1,016)
Interest expense, gross	18,544	19,441	17,697	17,708	19,163	18,028
Interest cost capitalized	(83)	(83)	(208)	(226)	(194)	(275)
Transaction costs	3,165	40	37	79	592	268

Interest coverage amount	$58,255	$57,956	$55,966	$54,801	$65,760	$64,733

Entertainment Properties Trust

Capital Spending and Disposition Summaries

(Unaudited, dollars in thousands)

2009 Capital Spending:

		Capital Spending	Capital Spending
		Three Months Ended	Year Ended
Description	Location	December 31, 2009	December 31, 2009
Development of Schlitterbahn Vacation Village	Kansas City, KS	$—	$28,968

Additions to Toronto Dundas Square Project mortgage note receivable	Toronto, Ontario	2,390	6,978

Development of custom crush facility	Sonoma County, CA	1,874	8,721

Development of entertainment retail center	Suffolk, VA	580	4,855

Development of additional gross leasable area	Ontario, Canada	377	2,621

Development at Rb Winery	Hopland, CA	19	3,156

Development of theatre	Glendora, CA	—	1,004

Investment in Rb Wine Promissory Note	Hopland, CA	—	1,360

Investment in Sapphire Wines Promissory Note	Pasa Robles, CA	—	2,748

Investment in Ascentia Wine Estates equipment	various	8,500	8,500

Purchase of 15 theatre portfolio	various	121,538	121,538

Investments in unconsolidated joint ventures	various	1,664	1,677

Investment in Muvico tenant improvements	various	67	1,744

Capitalized building improvements	various	801	2,256

Other capital acquisitions	various	151	388

Total capital spending		$137,961	$196,514

2009 Dispositions:

Description	Location	Cash Received	Gain (Loss)

No dispositions occurred during the three or twelve months ended December 31, 2009.

Entertainment Properties Trust

Financial Information by Asset Type

For the Three Months Ended December 31, 2009

(Unaudited, dollars in thousands)

	Theatres	Retail	Public Charter Schools	Vineyards and Wineries	Metropolitan Ski Areas	Waterpark/ Concord Development	Subtotal	Unallocated	Consolidated
Rental revenue	$39,663	$8,226	$—	$4,194	$312	$—	$52,395	$—	$52,395
Tenant reimbursements	1,858	2,827	—	—	—	—	4,685	—	4,685
Other income	24	482	—	32	—	—	538	43	581
Mortgage and other financing income	63	65	5,203	35	3,338	2,824	11,528	79	11,607

Total revenue	41,608	11,600	5,203	4,261	3,650	2,824	69,146	122	69,268

Property operating expense	2,507	4,051	—	1,172	—	—	7,730	—	7,730
Other expense	—	393	—	132	—	—	525	—	525

Total investment expenses	2,507	4,444	—	1,304	—	—	8,255	—	8,255

General and administrative expense	—	—	—	—	—	—	—	3,373	3,373
Transaction costs	—	—	—	—	—	—	—	3,165	3,165
Provision for loan losses	—	—	—	—	—	—	—	5,197	5,197
Impairment charges	—	—	—	—	—	—	—	6,357	6,357

EBITDA	$39,101	$7,156	$5,203	$2,957	$3,650	$2,824	$60,891	$(17,970)	$42,921

	64%	12%	8%	5%	6%	5%	100%
	76%
Add: transaction costs								3,165	3,165
Add: provision for loan losses								5,197	5,197
Add: impairment charges								6,357	6,357

Adjusted EBITDA									$57,640

Reconciliation to Consolidated Statements of Income:
Transaction costs								(3,165)	(3,165)
Provision for loan losses								(5,197)	(5,197)
Impairment charges								(6,357)	(6,357)
Interest expense, net								(18,441)	(18,441)
Depreciation and amortization								(11,336)	(11,336)
Equity in income from joint ventures								222	222

Net income									13,366
Noncontrolling interests								899	899
Preferred dividend requirements								(7,550)	(7,550)

Net income available to common shareholders									$6,715

Entertainment Properties Trust

Financial Information by Asset Type

For the Year Ended December 31, 2009

(Unaudited, dollars in thousands)

	Theatres	Retail	Public Charter Schools	Vineyards and Wineries	Metropolitan Ski Areas	Waterpark/ Concord Development	Subtotal	Unallocated	Consolidated
Rental revenue	$155,884	$31,369	$—	$16,112	$1,245	$—	$204,610	$—	$204,610
Tenant reimbursements	6,752	11,560	—	—	—	—	18,312	—	18,312
Other income	93	1,822	—	57	—	—	1,972	918	2,890
Mortgage and other financing income	1,715	218	20,530	510	13,233	8,478	44,684	315	44,999

Total revenue	164,444	44,969	20,530	16,679	14,478	8,478	269,578	1,233	270,811

Property operating expense	9,406	18,223	—	1,210	—	—	28,839	—	28,839
Other expense	—	1,819	—	792	—	—	2,611	—	2,611

Total investment expenses	9,406	20,042	—	2,002	—	—	31,450	—	31,450

General and administrative expense	—	—	—	—	—	—	—	15,177	15,177
Transaction costs	—	—	—	—	—	—	—	3,321	3,321
Provision for loan losses	—	—	—	—	—	—	—	70,954	70,954
Impairment charges	—	—	—	—	—	—	—	42,158	42,158

EBITDA	$155,038	$24,927	$20,530	$14,677	$14,478	$8,478	$238,128	$(130,377)	$107,751

	65%	11%	9%	6%	6%	3%	100%
	76%
Add: transaction costs								3,321	3,321
Add: provision for loan losses								70,954	70,954
Add: impairment charges								42,158	42,158

Adjusted EBITDA									$224,184
Reconciliation to Consolidated Statements of Income:
Transaction costs								(3,321)	(3,321)
Provision for loan losses								(70,954)	(70,954)
Impairment charges								(42,158)	(42,158)
Interest expense, net								(72,715)	(72,715)
Costs associated with loan refinancing								(117)	(117)
Depreciation and amortization								(47,720)	(47,720)
Equity in income from joint ventures								895	895

Net income (loss)									(11,906)
Noncontrolling interests								19,913	19,913
Preferred dividend requirements								(30,206)	(30,206)

Net income (loss) available to common shareholders									$(22,199)

Entertainment Properties Trust

Financial Information by Asset Type

For the Three Months Ended December 31, 2008

(Unaudited, dollars in thousands)

	Theatres	Retail	Public Charter Schools	Vineyards and Wineries	Metropolitan Ski Areas	Waterpark/ Concord Development	Subtotal	Unallocated	Consolidated
									—
Rental revenue	$38,243	$8,434	$—	$4,395	$308	$—	$51,380	$—	$51,380
Tenant reimbursements	1,639	3,129	—	—	—	—	4,768	—	4,768
Other income	23	551	—	11	—	—	585	438	1,023
Mortgage and other financing income	4,679	47	5,009	113	3,246	6,605	19,699	127	19,826

Total revenue	44,584	12,161	5,009	4,519	3,554	6,605	76,432	565	76,997

Property operating expense	2,872	3,941	12	2	—	—	6,827	—	6,827
Other expense	—	559	—	—	—	—	559	—	559

Total investment expenses	2,872	4,500	12	2	—	—	7,386	—	7,386

General and administrative expense	—	—	—	—	—	—	—	4,253	4,253
Transaction costs	—	—	—	—	—	—	—	592	592

EBITDA	$41,712	$7,661	$4,997	$4,517	$3,554	$6,605	$69,046	$(4,280)	$64,766

	60%	11%	7%	7%	5%	10%	100%
	71%
Add: transaction costs								592	592

Adjusted EBITDA									$65,358
Reconciliation to Consolidated Statements of Income:
Transaction costs								(592)	(592)
Interest expense, net								(18,834)	(18,834)
Depreciation and amortization								(11,646)	(11,646)
Equity in income from joint ventures								219	219

Net income									34,505
Noncontrolling interests								880	880
Preferred dividend requirements								(7,551)	(7,551)

Net income available to common shareholders									$27,834

Entertainment Properties Trust

Financial Information by Asset Type

For the Year Ended December 31, 2008

(Unaudited, dollars in thousands)

	Theatres	Retail	Public Charter Schools	Vineyards and Wineries	Metropolitan Ski Areas	Waterpark/ Concord Development	Subtotal	Unallocated	Consolidated
Rental revenue	$154,073	$35,045	$—	$12,234	$1,229	$—	$202,581	$—	$202,581
Tenant reimbursements	5,763	15,120	—	—	—	—	20,883	—	20,883
Other income	92	2,135	—	14	—	—	2,241	—	2,241
Mortgage and other financing income	20,175	390	12,845	450	12,411	13,596	59,867	568	60,435

Total revenue	180,103	52,690	12,845	12,698	13,640	13,596	285,572	568	286,140

Property operating expense	9,042	17,640	87	6	—	—	26,775	—	26,775
Other expense	—	2,103	—	—	—	—	2,103	—	2,103

Total investment expenses	9,042	19,743	87	6	—	—	28,878	—	28,878

General and administrative expense	—	—	—	—	—	—	—	15,286	15,286
Transaction costs	—	—	—	—	—	—	—	1,628	1,628

EBITDA	$171,061	$32,947	$12,758	$12,692	$13,640	$13,596	$256,694	$(16,346)	$240,348

	67%	13%	5%	5%	5%	5%	100%
	80%
Add: transaction costs								1,628	1,628

Adjusted EBITDA									$241,976
Reconciliation to Consolidated Statements of Income:
Transaction costs								(1,628)	(1,628)
Interest expense, net								(70,951)	(70,951)
Depreciation and amortization								(43,829)	(43,829)
Equity in income from joint ventures								1,962	1,962

Income from continuing operations									127,530
Discontinued operations:
Loss from discontinued operations								(26)	(26)
Gain on sale of real estate								119	119

Net income									127,623
Noncontrolling interests								2,353	2,353
Preferred dividend requirements								(28,266)	(28,266)

Net income available to common shareholders									$101,710

Entertainment Properties Trust

Investment Information by Asset Type

As of December 31, 2009 and 2008

(Unaudited, dollars in thousands)

	As of December 31, 2009
	Retail/ Theatres	Public Charter Schools	Vineyards and Wineries	Metropolitan Ski Areas	Waterpark/ Concord Development	Consolidated
Rental properties, net of accumulated depreciation	$1,636,580	$—	$206,229	$11,820	$—	$1,854,629
Add back accumulated depreciation on rental properties	246,806	—	10,645	1,187	—	258,638
Property under development	12,729	—	—	—	—	12,729
Mortgage notes and related accrued interest receivable, net	90,882	—	—	135,581	296,417	522,880
Investment in direct financing leases	—	169,850	—	—	—	169,850
Investment in joint ventures	4,080	—	—	—	—	4,080
Intangible assets, net of accumulated amortization	6,727	—	—	—	—	6,727
Add back accumulated amortization on intangible assets	6,887	—	—	—	—	6,887
Notes receivable and related accrued interest receivable, net	2,160	3,750	1,294	—	—	7,204

Total investments (1)	$2,006,851	$173,600	$218,168	$148,588	$296,417	$2,843,624

% of total investments	71%	6%	8%	5%	10%	100%

	As of December 31, 2008
	Retail/ Theatres	Public Charter Schools	Vineyards and Wineries	Metropolitan Ski Areas	Waterpark/ Concord Development	Consolidated
Rental properties, net of accumulated depreciation	$1,533,929	$—	$188,969	$12,128	$—	$1,735,026
Add back accumulated depreciation on rental properties	208,504	—	4,695	879	—	214,078
Property under development	21,916	—	8,919	—	—	30,835
Mortgage notes and related accrued interest receivable, net	106,940	—	—	132,468	269,098	508,506
Investment in direct financing leases	—	166,089	—	—	—	166,089
Investment in joint ventures	2,493	—	—	—	—	2,493
Intangible assets, net of accumulated amortization	12,400	—	—	—	—	12,400
Add back accumulated amortization on intangible assets	7,077	—	—	—	—	7,077
Notes receivable and related accrued interest receivable, net	31,440	3,785	5,113	—	—	40,338

Total investments (1)	$1,924,699	$169,874	$207,696	$145,475	$269,098	$2,716,842

% of total investments	71%	6%	8%	5%	10%	100%

(1)	See pages 28 and 29 for definitions.

Entertainment Properties Trust

Lease Expirations Excluding Non-Theatre Retail

As of December 31, 2009

(Unaudited, dollars in thousands)

	Megaplex Theatres			Public Charter Schools			Vineyards and Wineries
Year	Total Number of Leases Expiring	Revenue for the Twelve Months Ended December 31, 2009 (1)	% of Rental Revenue	Total Number of Leases Expiring	Financing Income for the Twelve Months Ended December 31, 2009	% of Mortgage and other financing income	Total Number of Leases Expiring	Rental Revenue for the Twelve Months Ended December 31, 2009	% of Rental Revenue
2010	4	$11,399	7%	—	$—	—	—	$—	$—
2011	4	9,510	6%	—	—	—	—	—	—
2012	3	7,177	5%	—	—	—	—	—	—
2013	4	14,200	9%	—	—	—	—	—	—
2014	—	—	—	—	—	—	—	—	—
2015	—	—	—	—	—	—	—	—	—
2016	2	3,911	3%	—	—	—	—	—	—
2017	3	4,592	3%	—	—	—	2	5,167	3%
2018	5	13,207	8%	—	—	—	5	10,078	5%
2019	7	21,444	13%	—	—	—	1	480	0%
2020	7	8,783	5%	—	—	—	—	—	—
2021	3	6,740	4%	—	—	—	—	—	—
2022	9	15,828	10%	—	—	—	—	—	—
2023	2	2,361	1%	—	—	—	—	—	—
2024	9	17,165	11%	—	—	—	—	—	—
2025	7	13,672	8%	—	—	—	—	—	—
2026	5	7,132	4%	—	—	—	—	—	—
2027	3	3,939	2%	—	—	—	—	—	—
2028	1	1,044	1%	—	—	—	—	—	—
2029	15	532	0%	—	—	—	—	—	—
Thereafter	—	—	—	22	20,181	45%	—	—	—

	93	$162,636	100%	22	$20,181	45%	8	$15,725	8%

Note: This schedule relates to consolidated assets only and excludes non-theatre retail. One owned ski property is excluded from this schedule and the remaining ski property investments are held in mortgage notes receivable which are included on page 25.

(1)	Consists of rental revenue and tenant reimbursements.

Entertainment Properties Trust

Top Ten Customers by Revenue

(Unaudited, dollars in thousands)

	Customers	Asset Type	Total Revenue For The Three Months Ended December 31, 2009	Percentage of Total Revenue	Total Revenue For The Year Ended December 31, 2009	Percentage of Total Revenue

1.	American Multi-Cinema, Inc.	Retail/Theatres	$26,546	38%	$102,943	38%

2.	Imagine Schools, Inc.	Public Charter Schools	5,088	7%	20,181	8%

3.	Peak Resorts, Inc.	Metropolitan Ski Areas	3,650	5%	14,479	5%

4.	Regal Cinemas, Inc.	Retail/Theatres	3,567	5%	14,137	5%

5.	Rave Review Cinemas	Retail/Theatres	3,550	5%	14,241	5%

6.	SVVI, LLC	Waterparks	2,848	4%	8,545	3%

7.	Southern Theatres, LLC	Retail/Theatres	2,712	4%	10,950	4%

8.	Ascentia Wine Estates, LLC	Vineyards and Wineries	2,574	4%	10,078	4%

9.	Muvico Entertainment, LLC	Retail/Theatres	947	2%	4,750	2%

10.	Rb Wine Associates, LLC	Vineyards and Wineries	803	1%	3,113	1%

	Total		$52,285	75%	$203,417	75%

Entertainment Properties Trust

Mortgage Notes Receivable

(Unaudited, dollars in thousands)

Summary of Mortgage Notes Receivable

	December 31, 2009	December 31, 2008
Mortgage note and related accrued interest receivable, LIBOR plus 3.50%	$—	$3,651
Mortgage note and related accrued interest receivable, 10.00%, due April 2, 2010	32,848	29,735
Mortgage note and related accrued interest receivable, net 15.00% (1)	126,658	103,289
Mortgage note and related accrued interest receivable, 11.00%, due September 10, 2010 (1)	133,119	134,150
Mortgage notes and related accrued interest receivable, 7.00%, due May 1, 2019	163,298	134,948
Mortgage note, 9.53%, due March 10, 2027	8,000	8,000
Mortgage notes, 10.15%, due April 3, 2027	62,500	62,500
Mortgage note, 9.40%, due October 30, 2027	32,233	32,233

Total mortgage notes and related accrued interest receivable	$558,656	$508,506
Less: loan loss reserves	(35,776)	—

Total mortgage notes and related accrued interest receivable, net	$522,880	$508,506

(1)	Mortgage note receivable is impaired as of December 31, 2009. In accordance with the Company’s accounting policy, interest income is being recognized on a cash basis.

Payments Due on Mortgage Notes Receivable

	As of December 31, 2009
Year:
2010	$165,967	(2)
2011	—
2012	—
2013	—
2014	—
Thereafter	266,031

Total	$431,998

Note: The above schedule excludes the $126.7 million U.S. ($133.1 million Canadian) mortgage note receivable related to the Toronto Dundas Square Project that is in receivership. The Company expects to become the owner of the project prior to March 31, 2010.

(2)	Includes $32.8 million (including accrued interest) related to a mortgage note receivable that is secured by development land at Mount Snow. The borrower has the option to roll this note into another mortgage note (including the collateral) secured by Mount Snow that is due in 2027.

Entertainment Properties Trust

Notes Receivable

(Unaudited, dollars in thousands)

Summary of Notes Receivable

	December 31, 2009	December 31, 2008
Note and related accrued interest receivable, 10.00%, due on demand (1)	$10,000	$10,083
Note and related accrued interest receivable, 10.00%, due on demand (1)	10,000	10,083
Note and related accrued interest receivable, LIBOR + 3.50%	—	1,005
Note and related accrued interest receivable, 15.00%, due on demand (1)	3,000	—
Revolving credit facility and related accrued interest receivable, 6.00%, due January 1, 2011(1)	1,416	—
Note and related accrued interest receivable, 9.23%, due August 31, 2012	3,751	3,785
Note and related accrued interest receivable, 12.00%, due April 1, 2013 (1)	5,074	5,113
Note and related accrued interest receivable, 10.00%, due May 8, 2017 (1)	10,000	10,083
Other	160	186

Total notes and related accrued interest receivable	$43,401	$40,338
Less: Loan loss reserves	(36,197)	—

Total notes and related accrued interest receivable, net	$7,204	$40,338

(1)	Note receivable is impaired as of December 31, 2009. In accordance with the Company’s accounting policy, interest income is being recognized on a cash basis.

Payments Due on Notes Receivable

As of December 31, 2009
Year:
Past due	$23,000
2010	—
2011	1,416
2012	3,751
2013	5,074
2014	—
Thereafter	10,160

Total	$43,401

Entertainment Properties Trust

Summary of Unconsolidated Joint Ventures

As of and for the Year Ended December 31, 2009

(Unaudited, dollars in thousands)

Atlantic EPR-I

EPR investment interest: 21.9%

Income recognized for the year ended December 31, 2009: $565

Distributions received for the year ended December 31, 2009: $622

Unaudited condensed financial information for Atlantic-EPR I is as follows as of and for the years ended December 31, 2009 and 2008:

	2009	2008
Rental properties, net	$27,313	$27,957
Cash	141	141
Long-term debt (due May 2010)	15,001	15,416
Partners’ equity	12,356	12,582
Rental revenue	4,432	4,410
Net income	2,443	2,402

Atlantic EPR-II

EPR investment interest: 22.1%

Income recognized for the year ended December 31, 2009: $330

Distributions received for the year ended December 31, 2009: $364

Unaudited condensed financial information for Atlantic-EPR II is as follows as of and for the year ended December 31, 2009 and 2008:

	2009	2008
Rental properties, net	$21,498	$21,958
Cash	139	538
Long-term debt (due September 2013)	12,950	13,280
Note payable to Entertainment Properties Trust	117	117
Partners’ equity	8,317	8,459
Rental revenue	2,876	2,867
Net income	1,331	1,331

Entertainment Properties Trust

Definitions-Non-GAAP Financial Measures

EBITDA AND ADJUSTED EBITDA

EBITDA is a widely used financial measure in many industries, including the REIT industry, and is presented to assist investors and analysts in analyzing the performance of the Company. Management utilizes EBITDA in its analysis of the business and operations of the Company and believes it is useful to investors because it excludes various items included in net income that are not indicative of operating performance, such as gains (or losses) from sales of property and depreciation and amortization and is used in computing various financial ratios as a measure of operational performance. The Company computes EBITDA as the sum of net income plus interest expense (net), depreciation and amortization, gain or loss on sale of real estate, noncontrolling interests, equity in income from joint ventures and discontinued operations. Adjusted EBITDA is presented to add back the effect of non-cash impairment charges and the provision for loan losses, as well as transaction costs. The Company’s method of calculating EBITDA and Adjusted EBITDA may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. EBITDA and Adjusted EBITDA do not represent cash generated from operations as defined by U.S. generally accepted accounting principles (“GAAP”) and are not indicative of cash available to fund all cash needs, including distributions. These measures should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.

FUNDS FROM OPERATIONS (“FFO”)

The National Association of Real Estate Investment Trusts (“NAREIT”) developed FFO as a relative non-GAAP financial measure of performance of an equity REIT in order to recognize that income-producing real estate historically has not depreciated on the basis determined under GAAP and management provides FFO herein because it believes this information is useful to investors in this regard. FFO is a widely used measure of the operating performance of real estate companies and is provided here as a supplemental measure to GAAP net income available to common shareholders and earnings per share. FFO, as defined under the NAREIT definition and presented by us, is net income available to common shareholders, computed in accordance with GAAP, excluding gains and losses from sales of depreciable operating properties, plus real estate related depreciation and amortization, and after adjustments for unconsolidated partnerships, joint ventures and other affiliates. Adjustments for unconsolidated partnerships, joint ventures and other affiliates are calculated to reflect FFO on the same basis. FFO is a non-GAAP financial measure. FFO does not represent cash flows from operations as defined by GAAP and is not indicative that cash flows are adequate to fund all cash needs and is not to be considered an alternative to net income or any other GAAP measure as a measurement of the results of our operations or our cash flows or liquidity as defined by GAAP. It should also be noted that not all REITs calculate FFO the same way so comparisons with other REITs may not be meaningful.

ADJUSTED FUNDS FROM OPERATIONS (“AFFO”)

In addition to FFO, we present AFFO by adding to FFO non-cash impairment charges, provision for loan losses, transaction costs, non-real estate depreciation and amortization, deferred financing fees amortization, costs associated with loan refinancing and share-based compensation expense to management and trustees; and subtracting maintenance capital expenditures (including second generation tenant improvements and leasing commissions), straight-lined rental revenue and the non-cash portion of mortgage and other financing income. AFFO is a widely used measure of the operating performance of real estate companies and is provided here as a supplemental measure to GAAP net income available to common shareholders and earnings per share and management provides AFFO herein because it believes this information is useful to investors in this regard. AFFO is a non-GAAP financial measure. AFFO does not represent cash flows from operations as defined by GAAP and is not indicative that cash flows are adequate to fund all cash needs and is not to be considered an alternative to net income or any other GAAP measure as a measurement of the results of our operations or our cash flows or liquidity as defined by GAAP. It should also be noted that not all REITs calculate AFFO the same way so comparisons with other REITs may not be meaningful.

Entertainment Properties Trust

Definitions-Non-GAAP Financial Measures

INTEREST COVERAGE RATIO

The interest coverage ratio is calculated as the interest coverage amount divided by interest expense, gross. We calculate the interest coverage amount by adding to net income impairment charges, provision for loan losses, transaction costs, interest expense, gross, depreciation and amortization, share-based compensation expense to management and trustee and costs associated with loan refinancing; subtracting interest cost capitalized, straight-line revenue, and gain on sale of real estate from discontinued operations. We calculated interest expense, gross, by adding to interest expense, net, interest income and interest cost capitalized. We consider the interest coverage ratio to be an appropriate supplemental measure of a company’s ability to meet its interest expense obligations and management believes it is useful to investors in this regard. Our calculation of the interest coverage ratio may be different from the calculation used by other companies, and therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

FIXED CHARGE COVERAGE RATIO

The fixed charge coverage ratio is calculated in exactly the same manner as the interest coverage ratio, except that preferred share dividends are also added to the denominator. We consider the fixed charge coverage ratio to be an appropriate supplemental measure of a company’s ability to make its interest and preferred share dividend payments and management believes it is useful to investors in this regard. Our calculation of the fixed charge coverage ratio may be different from the calculation used by other companies and, therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

DEBT SERVICE COVERAGE RATIO

The debt service coverage ratio is calculated in exactly the same manner as the interest coverage ratio, except that recurring principal payments are also added to the denominator. We consider the debt service coverage ratio to be an appropriate supplemental measure of a company’s ability to make its debt service payments and management believes it is useful to investors in this regard. Our calculation of the debt service coverage ratio may be different from the calculation used by other companies and, therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

TOTAL INVESTMENTS

Total investments is a non-GAAP financial measure defined as the sum of the carrying values of rental properties (before accumulated depreciation), property under development, mortgage notes receivable (including related accrued interest receivable), investment in joint ventures, intangible assets (before accumulated amortization) and notes receivable. Total investments is a useful measure for management and investors as it illustrates across which asset categories the Company’s funds have been invested.